Exhibit 10.33

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SUPER LEAGUE GAMING, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SUPER LEAGUE GAMING, INC. IF PUBLICLY DISCLOSED.

SUBSCRIPTION AGREEMENT

Super League Gaming, Inc.
2912 Colorado Avenue, Suite 203

Santa Monica, CA 90404

Ladies and Gentlemen:

1.    Subscription. The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from Super League Gaming, Inc., a Delaware corporation (the “Company”), shares of Series A Convertible Preferred Stock, par value $0.001 (“Preferred Stock” or “Preferred Shares”), at a price of $1,000.00 per Preferred Share (the “Share Price”), The minimum investment amount for each purchaser participating in the Offering is $100,000, which minimum investment may be waived at the discretion of the Company and the Placement Agent. The Preferred Shares are being sold in the Offering (as defined below), as more fully described in the Memorandum (as defined below). This Subscription Agreement (this “Subscription Agreement”) is one in a series of similar subscription agreements (collectively, the “Subscription Agreements”) entered into pursuant to the Offering.

2.    The Offering.

(a)    This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Confidential Private Placement Memorandum of the Company dated October 7, 2022, as amended or supplemented from time to time, including all attachments, schedules and exhibits thereto (the “Memorandum”), relating to the Offering by the Company (the “Offering”) of a minimum of 5,000 Preferred Shares ($5,000,000) (the “Minimum Offering Amount”) and a maximum of 30,000 Preferred Shares ($30,000,000) (the “Maximum Offering Amount”), with an over-allotment amount of up to 10,000 Preferred Shares ($10,000,000) (the “Over-Allotment Amount”).

(b)    [***] (“[***]”) has been engaged as exclusive placement agent in connection with the Offering (sometimes referred to as the “Placement Agent”). The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety.

3.    Deliveries and Payment; Escrow of Funds. Simultaneously with the execution hereof, the Purchaser shall: (a) deliver to the Placement Agent, in accordance with the Subscription Instructions attached hereto, (i) one (1) completed and executed omnibus signature page to this Subscription Agreement and the Registration Rights Agreement (page 15), (ii) a completed Accredited Investor Certification (pages 16-18), (iii) a completed Investor Profile (pages 19-20) and (iv) one (1) completed and executed Tax Certification for U.S. Persons or Non-U.S. Persons, as applicable (beginning on page 22); and (b) make a wire transfer payment to, “Signature Bank, Escrow Agent for Super League Gaming, Inc.” in an amount equal to the product of (i) the number of Preferred Shares being subscribed for by the Purchaser in the Offering as set forth on the signature page hereof, multiplied by (ii) the Share Price. Wire transfer instructions are set forth on page 15 hereof under the heading “To subscribe for Preferred Shares in the private offering of Super League Gaming, Inc.” Such funds will be held for the Purchaser’s benefit in a non-interest-bearing escrow account (the “Escrow Account”) until the earliest to occur of (a) a closing of the sale of the Minimum Offering Amount or more (the “Initial Closing”), or a subsequent closing if funds are deposited into the Escrow Account after the time of the Initial Closing, (b) the rejection of such subscription, or (c) the termination of the Offering by the Company or the Placement Agent. The Company and the Placement Agent may continue to offer and sell the Preferred Shares and conduct additional closings for the sale of additional Preferred Shares after the Initial Closing and until the termination of the Offering.

4.    Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Preferred Shares, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. In furtherance of the foregoing, the Company shall have the right to require potential subscribers to supply additional information and execute additional documents in a satisfactory manner, which determination shall be at the sole discretion of the Company, prior to the acceptance of this Subscription Agreement. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected in whole, the Offering of Preferred Shares is terminated or the Minimum Offering Amount is not raised on or prior to December 5, 2022 (unless extended until February 3, 2023 in the discretion of the Company and the Placement Agent), all funds received from the Purchaser will be returned without interest or offset, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

5.    Representations and Warranties.

The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a)    None of the Shares or the securities issuable upon conversion of the Shares (the “Conversion Securities”) offered pursuant to the Memorandum are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Preferred Shares is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and/or the provisions of Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder, based, in part, upon the bona fide nature of the investment intent and the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement.

(b)    The Purchaser's substantive relationship with either the Company, the Placement Agent or subagent through which the Purchaser is subscribing for the Preferred Shares predates such Placement Agent’s or any subagent's contact with the Purchaser regarding an investment in the Preferred Shares and the securities comprising the Preferred Shares.

(c)    Prior to the execution of this Subscription Agreement, the Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, the “Advisers”), have received the Memorandum and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein.

(d)    Neither the SEC nor any state securities commission or other regulatory authority has approved the Preferred Shares or the Conversion Securities or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any federal, state or other regulatory authority.

(e)    All material information pertaining to the investment in the Preferred Shares (including, without limitation, the Memorandum) have been made available for inspection by such Purchaser and its Advisers, if any.

(f)    The Purchaser and its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Preferred Shares and the business, financial condition and results of operations of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and its Advisers, if any.

(g)    In evaluating the suitability of an investment in the Company and the Preferred Shares, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in the Memorandum and the Purchaser and its Advisors have had access, through the Memorandum and/or the EDGAR system, to true and complete copies of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “10-K”) and all other reports filed by the Company pursuant to the Securities Exchange Act of 1934, as amended, since the filing of the 10-K and prior to the date hereof and have reviewed such filings (the “SEC Reports”).

(h)    The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and is not subscribing for the Preferred Shares and did not become aware of the Offering through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally.

(i)    The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement, or the transactions contemplated hereby (other than commissions to be paid by the Company to the Placement Agent or as otherwise described in the Memorandum).

(j)    The Purchaser, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Preferred Shares or the Conversion Securities and the Company and to make an informed investment decision with respect thereto.

(k)    The Purchaser is not relying on the Company, the Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Company and the Preferred Shares or the Conversion Securities, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers.

(l)    The Purchaser is acquiring the securities comprising the Preferred Shares solely for such Purchaser’s own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Preferred Shares or the Conversion Securities, and the Purchaser has no plans to enter into any such agreement or arrangement.

(m)    The Purchaser must bear the substantial economic risks of the investment in the Preferred Shares indefinitely because none of the Preferred Shares or Conversion Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the Preferred Shares and the Conversion Securities to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s stock books. Stop transfer instructions will be placed with the transfer agent on the Preferred Shares or the Conversion Securities, if any. The Company has agreed that purchasers of the Preferred Shares will have, with respect to the Conversion Securities, the registration rights described in the Memorandum and Registration Rights Agreement. Notwithstanding such registration rights, there can be no assurance that there will be any market for the resale of the Preferred Shares or the Conversion Securities, nor can there be any assurance that such securities will be freely transferable at any time in the foreseeable future.

(n)    The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Preferred Shares or the Conversion Securities for an indefinite period of time.

(o)    The Purchaser is aware that an investment in the Preferred Shares is high risk, involving a number of very significant risks and has carefully read and considered the matters set forth under the caption “Risk Factors” in the Memorandum and in the SEC Reports, and, in particular, acknowledges that the Company has had significant operating losses since inception, and is engaged in highly competitive businesses and may not be able to accomplish the Company’s business plan as described in the Memorandum.

(p)    The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D and as set forth on the Accredited Investor Certification contained herein.

(q)    The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Preferred Shares or the Conversion Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Preferred Shares or the Conversion Securities, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound.

(r)    The Purchaser and the Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company has such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum and all documents received or reviewed in connection with the purchase of the Preferred Shares and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, and business of the Company deemed relevant by the Purchaser or the Advisers, if any, and all such requested information, to the extent the Company has such information in their possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and the Advisers, if any.

(s)    Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company, or the Placement Agent is complete and accurate and may be relied upon by the Company, the Placement Agent and their respective legal counsel in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described in the Memorandum. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company and the Placement Agent immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the Preferred Shares or the Conversion Securities.

(t)    The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in development stage companies with limited operating histories. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company and the Preferred Shares or the Conversion Securities in the event such a loss should occur. The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Preferred Shares or the Conversion Securities will not cause such commitment to become excessive. Investment in the Company and the Preferred Shares as contemplated by this Subscription Agreement is suitable for the Purchaser.

(u)    The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or the Advisers, if any, consider material to its decision to make an investment in the Company and the Preferred Shares as contemplated by this Subscription Agreement.

(v)    The Purchaser acknowledges that it has been provided with, and has reviewed, [***]’ Regulation Form CRS and Best Interest Supplement in the form of Exhibit A hereto (the “Form CRS and BI Supplement”) and has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of [***] concerning the Form CRS and BI Supplement.

(w)    The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the Memorandum were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon.

(x)    No oral or written representations have been made, or oral or written information furnished, to the Purchaser or the Advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained in the Memorandum.

(y)    Within five (5) days after receipt of a request from the Company or the Placement Agent, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company or the Placement Agent is subject.

(z)    The Purchaser understands that the Preferred Shares and the Conversion Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold such securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.

(aa)    THE PREFERRED SHARES OFFERED HEREBY (INCLUDING THE CONVERSION SECURITIES) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. SUCH SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUCH SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM OR THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(bb)    In making an investment decision in the Company and the Preferred Shares, investors must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved. The Purchaser is aware that it will be required to bear the financial risks of investment in the Company and the Preferred Shares and the Conversion Securities for an indefinite period of time.

(cc)    (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(dd)    The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(ee)    To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company and the Placement Agent should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Placement Agent may also be required to report such action and to disclose the Purchaser’s identity to OFAC. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company and the Placement Agent or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

(ff)    To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure,2 or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below.

(gg)    If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(hh)    If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), the Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Preferred Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Preferred Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Preferred Shares or the Conversion Securities. The Purchaser’s subscription and payment for and continued beneficial ownership of the Preferred Shares and the Conversion Securities will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

(ii)    If Purchaser is a non-US investor, Purchaser represents and warrants to the Company and the Placement Agent that its purchase of the Preferred Shares, and the sale of the Preferred Shares to Purchaser by the Company, is in compliance with and does not violate any laws of the country in which Purchaser is located and Purchaser will be able to obtain any requisite permission under such country’s foreign exchange laws to enable Purchaser to pay the purchase price for the Preferred Shares.

6.    Intentionally Omitted

7.    Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, the Placement Agent (including its selected dealers, if any), and their respective officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement. Each Purchaser’s obligation to indemnify shall be individual, not joint and several, and in no event shall the liability of any Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Shares acquired pursuant to this Subscription Agreement.

8.    Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives, and permitted assigns.

9.    Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

10.    Immaterial Modifications to the Registration Rights Agreement. The Company may, at any time prior to the Initial Closing, modify the Registration Rights Agreement, if necessary, to clarify any provision therein, without first providing notice or obtaining prior consent of the Purchaser, if, and only if, such modification is not material in any respect.

11.    Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed email or facsimile if sent during normal business hours of the recipient, if not confirmed, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. The Company and the Purchaser hereby consent to the delivery of communications and notices to such parties at their respective address, email or facsimile number set forth on the signature page hereto, or to such other address as such party shall have furnished in writing in accordance with the provisions of this Section 11.

12.    Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Preferred Shares or the Conversion Securities shall be made only in accordance with all applicable laws.

13.    Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly performed within said State.

14.    Arbitration. The parties agree to submit all controversies to arbitration in accordance with the provisions set forth below and understand that:

(a)    Arbitration is final and binding on the parties.

(b)    The parties are waiving their right to seek remedies in court, including the right to a jury trial.

(c)    Pre-arbitration discovery is generally more limited and different from court proceedings.

(d)    The arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or to seek modification of rulings by arbitrators is strictly limited.

(e)    The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(f)    All controversies which may arise between the parties concerning this Subscription Agreement shall be determined by arbitration pursuant to the rules then pertaining to the Financial Industry Regulatory Authority, Inc. (“FINRA”) in New York City, New York. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. The parties agree that the determination of the arbitrators shall be binding and conclusive upon them.

15.    Blue Sky Qualification. The purchase of the Preferred Shares under this Subscription Agreement and the issuance of the Conversion Shares is expressly conditioned upon the exemption from qualification of the offer and sale of the Preferred Shares from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

16.    Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

17.    Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

18.    Miscellaneous.

(a)    This Subscription Agreement, together with the Registration Rights Agreement, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)    The representations and warranties of the Purchaser made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the Preferred Shares and the Conversion Shares.

(c)    Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)    This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e)    Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f)    Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

(g)    The Purchaser understands and acknowledges that there may be multiple closings for this Offering.

19.    Omnibus Signature Page. This Subscription Agreement is intended to be read and construed in conjunction with the Registration Rights Agreement pertaining to the issuance by the Company of the Preferred Shares to subscribers pursuant to the Memorandum. Accordingly, pursuant to the terms and conditions of this Subscription Agreement and such related agreements it is hereby agreed that the execution by the Purchaser of this Subscription Agreement, in the place set forth herein, shall constitute agreement to be bound by the terms and conditions hereof and the terms and conditions of the Registration Rights Agreement, with the same effect as if each of such separate but related agreement were separately signed.

20.    Book Entry Registration of the Shares. The Company will issue the Preferred Shares and the Conversion Securities by registering them in book entry form with the Company or the Company's transfer agent, if applicable, in Purchaser’s name and the applicable restrictions will be noted in the records of the Company, or the Company's transfer agent, if applicable, and in the book entry system, except for investments made via custodian accounts such as pensions and IRAs in which case physical certificates evidencing the Preferred Shares and the Conversion Shares will be issued, if requested.

PRIVATE PLACEMENT OFFERING OF

SUPER LEAGUE GAMING, INC.

SUBSCRIPTION INSTRUCTIONS

To subscribe for Preferred Shares in the private offering of Super League Gaming, Inc.:

1.	Date and Fill in the number of Preferred Shares being purchased and Complete and Sign the Omnibus Signature Page to the Subscription Agreement and Registration Rights Agreement (page 15).

2.	Initial the Accredited Investor Certification attached to the Subscription Agreement (pages 16-18).

3.	Complete and return the Investor Profile (pages 19-20).

4.	Complete and Sign the Tax Certification for U.S. Persons or Non-U.S. Persons, as applicable (beginning on page 22).

5.	Fax or scan and e-mail all forms to [***].

6.	Please wire funds directly to the escrow account pursuant to the following instructions (unless other arrangements have been made); checks and ACH payments cannot be accepted:

Bank Name: Signature Bank

Bank Address: [***]

ABA Number: [***]

SWIFT CODE: [***]

A/C Name: [***]

Super League Gaming, Inc. Address (if requested): 2912 Colorado Avenue, Suite 203, Santa Monica, CA 90404

A/C Number: [***]

REF. outgoing wire with the following information

FBO: Investor Name

SSN/TIN

Address

ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and the Placement Agent’s efforts to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What the Placement Agent is required to do to help eliminate money laundering?

Under new rules required by the USA PATRIOT Act, the Placement Agent’s anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.

As part of the Placement Agent’s required program, it may ask you to provide various identification documents or other information. Until you provide the information or documents that the Placement Agent needs, it may not be able to effect any transactions for you.

SUPER LEAGUE GAMING, INC.

OMNIBUS SIGNATURE PAGE TO THE

SUBSCRIPTION AGREEMENTAND REGISTRATION RIGHTS AGREEMENT

Purchaser hereby elects to subscribe under the Subscription Agreement for a total of $__________ of Preferred Shares at a price of $1,000 per Preferred Share (NOTE: to be completed by subscriber) and, by execution and delivery hereof, Purchaser hereby executes the Subscription Agreement and agrees to be bound by the terms and conditions of the Subscription Agreement and the Registration Rights Agreement.

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

____________________________	______________________________
Print Name(s)	Social Security Number(s)

___________________________	______________________________
Signature(s) of Purchaser(s)	Signature(s) of Purchaser(s)

____________________________	______________________________
Date	Address

______________________________	______________________________
Fax Number (if any)	Email Address(s)

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

____________________________	______________________________
Name of Entity	Federal Taxpayer Identification Number

___________________________	______________________________
Signature(s) of Purchaser(s)	Signature(s) of Purchaser(s)

By: _______________________	______________________________
Name:	State of Organization
Title:

______________________________	______________________________
Date	Address

______________________________	______________________________
Fax Number	Email Address

SUPER LEAGUE GAMING, INC.	[***].

By:__________________________	By:__________________________
Authorized Officer	Authorized Officer

SUPER LEAGUE GAMING, INC.

ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only

(all Individual Investors must INITIAL where appropriate):

Initial _______

I have an individual net worth, or joint net worth with my spouse or spousal equivalent, as of the date hereof in excess of $1 million. For purposes of calculating net worth under this category, (i) the undersigned’s primary residence shall not be included as an asset, (ii) indebtedness that is secured by the undersigned’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability, (iii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iv) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial_______

I have had an annual gross income for the past two years of in excess of $200,000 (or $300,000 jointly with my spouse or spousal equivalent) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

Initial_______	I am a director or executive officer of Super League Gaming, Inc.

Initial_______

I am a holder in good standing of the General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Licensed Investment Adviser Representative license (Series 65), each as issued by the Financial Industry Regulatory Authority, Inc.

Initial______	I/we, am/are the grantor(s) of a revocable trust who meets one of the above categories (check all that apply).

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial_______

The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.

Initial_______

The investor certifies that it is a partnership, corporation, limited liability company or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, Massachusetts or similar business trust that has total assets in excess of $5,000,000 and was not formed for the purpose of investing in the Company.

Initial_______

The investor certifies that it is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial_______	The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this Agreement.

Initial_______	The investor certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet any of the criteria for Individual Investors.

Initial_______	The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial_______	The investor certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934, as amended.

Initial_______

The investor certifies that it is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial_______

The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial_______	The investor certifies that it is an insurance company as defined in §2(a)(13) of the Securities Act.

Initial_______	The investor certifies that it is an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of that Act.

Initial_______

The investor certifies that it is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

Initial_______	The investor certifies that it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

Initial________

The investor certifies that it is an investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940, as amended, or registered pursuant to the laws of a state, or an investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Investment Advisers Act of 1940, as amended.

Initial________	The investor certifies that is a Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act of 1972, as amended.

Initial________

The investor certifies that (A) it is a “family office” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, as amended, (i) with assets under management in excess of $5,000,000, (ii) not formed for the specific purpose of acquiring the securities offered and (iii) whose investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment or (B) that it is a “family client” as defined in Rule 202(a)(11)(G)-1 of the Investment Advisers Act of 1940, as amended, of a family office meeting the criteria specified above.[5]

Initial________	The investor certifies that it is an entity not listed above that owns “investments,”[6] in excess of $5 million and that was not formed for the specific purpose of investing in the securities offered.[7]

5 “Family offices” are generally defined under 275.202(a)(11)(G)-1 as private advisory entities established by families to manage their assets, plan for their families’ financial future, provide other services to family members, and do not hold themselves out to the public as investment advisers. The SEC has previously observed that single family offices generally serve families with at least $100 million or more of investable assets.

6 Generally defined by Rule 2a51-1(b) under the Investment Company Act of 1940, as amended, as investments in independently controlled companies meeting certain minimum requirements and held for investment purposes.

7 Such additional forms of entities covered by this clause include, but are not limited to, Indian tribes, governmental bodies, funds, and entities organized under the laws of foreign countries.

SUPER LEAGUE GAMING, INC.
Investor Profile (Must be completed by Investor)

Section A ‑ Personal Investor Information

For All Purchasers

Certificate Title: ______________________________________________________________________

Individual(s) executing this subscription: __________________________________________________

Social Security Number(s) for all signatories: ______________________________________________

Entity Federal Tax I.D. Number: _____________________________________________

Date(s) of Birth: ______________

Marital Status: _______________

Years Investment Experience: ______________

[***]

Check if you are a FINRA member or affiliate of a FINRA member firm: ____

Check Investment Objective(s) (See definitions on following page): ____Preservation of Capital ____

Income          ____Capital Appreciation ____Trading Profits ____

Speculation ____Other (please specify)

The source of funds for this investment is my personal or my entity's assets  _____Yes   _____No

For Purchasers as Individual or as Joint Tenants, Tenants in Common, and Community Property

Annual Income(s): ___________________

Liquid Net Worth(s):__________________

Net Worth(s) (excluding value of primary residence): ________________

Select Tax Bracket(s): ____ 15% or below ____ 25% - 27.5% ____ Over 27.5%

For All Purchasers, by the Primary Contact

Home Street Address: __________________________________________________________________

Home City, State & Zip Code: ____________________________________________________________

Home Phone: __________________ Home Fax: ________________Home Email: __________________

Employer: ___________________________________

Type of Business: _____________________________

Employer Street Address: ________________________________________________________________

Employer City, State & Zip Code: _________________________________________________________

Bus. Phone: ____________________Bus. Fax:___________________ Bus. Email:__________________

For All Purchasers

If you are a United States citizen, please list the number and jurisdiction of issuance of any other government-issued document evidencing residence and bearing a photograph or similar safeguard (such as a driver’s license or passport), and provide a photocopy of each of the documents you have listed.

If you are NOT a United States citizen, for each jurisdiction of which you are a citizen or in which you work or reside, please list (i) your passport number and country of issuance or (ii) alien identification card number AND (iii) number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard, and provide a photocopy of each of these documents you have listed.

Government-Issued Identification Document Number(s) and Jurisdiction(s):

In addition, please provide a legible photocopy of your Identification Document(s) with your subscription

Section B – Investor Representations

(Please Check Each)

(  ) I understand that an investment in the Preferred Shares and the Conversion Securities is speculative and this characterization is consistent with my overall investment objectives. I seek a significant increase in the principal value of my investments and are willing to accept a corresponding greater degree of risk by investing in securities that have historically demonstrated a high degree of risk of loss of principal value to pursue this objective.

(  ) I understand that an investment in the Preferred Shares and the Conversion Securities is a long-term investment. It is consistent with my investment objectives and my financial situation that a return on an investment in the Preferred Shares and the Conversion Securities if there is a return at all, may take three to five years or longer. I have no current or anticipated need for liquidity in my investment in the Preferred Shares and the Conversion Securities that would require me to liquidate my investment over a shorter period of time and I can afford a loss of my entire investment in the Preferred Shares and the Conversion Securities.

(  ) I confirm that I have reviewed the Placement Agent’s Regulation Best Interest Supplement in the form of Exhibit A hereto (the “BI Supplement”) and have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Placement Agent concerning the BI Supplement.

Section C – Securities Delivery Instructions

____ Please deliver securities to the Employer Address listed in Section A.

____ Please deliver securities to the Home Address listed in Section A.

____ Please deliver securities to the following address: _________________________________

Section D –Wire Transfer Instructions

____ I will wire funds from my outside account according to the “Subscription Instructions” Page.

____ I will wire funds from my [***] Account.

____The funds for this investment are rolled over, tax deferred from __________ within the allowed 60-day window.

Investor Signature	Date

Investor Signature	Date

Investment Objectives: The typical investment listed with each objective are only some examples of the kinds of investments that have historically been consistent with the listed objectives. However, neither the Company nor the Placement Agent can assure that any investment will achieve your intended objective. You must make your own investment decisions and determine for yourself if the investments you select are appropriate and consistent with your investment objectives.

Neither the Company nor the Placement Agent assumes responsibility to you for determining if the investments you selected are suitable for you.

Preservation of Capital: An investment objective of Preservation of Capital indicates you seek to maintain the principal value of your investments and are interested in investments that have historically demonstrated a very low degree of risk of loss of principal value. Some examples of typical investments might include money market funds and high quality, short-term fixed income products.

Income: An investment objective of Income indicates you seek to generate income from investments and are interested in investments that have historically demonstrated a low degree of risk of loss of principal value. Some examples of typical investments might include high quality, short and medium-term fixed income products, short-term bond funds and covered call options.

Capital Appreciation: An investment objective of Capital Appreciation indicates you seek to grow the principal value of your investments over time and are willing to invest in securities that have historically demonstrated a moderate to above average degree of risk of loss of principal value to pursue this objective. Some examples of typical investments might include common stocks, lower quality, medium-term fixed income products, equity mutual funds and index funds.

Trading Profits: An investment objective of Trading Profits indicates you seek to take advantage of short-term trading opportunities, which may involve establishing and liquidating positions quickly. Some examples of typical investments might include short-term purchases and sales of volatile or low-priced common stocks, put or call options, spreads, straddles and/or combinations on equities or indexes. This is a high-risk strategy.

Speculation: An investment objective of Speculation indicates you seek a significant increase in the principal value of your investments and are willing to accept a corresponding greater degree of risk by investing in securities that have historically demonstrated a high degree of risk of loss of principal value to pursue this objective. Some examples of typical investments might include lower quality, long-term fixed income products, initial public offerings, volatile or low-priced common stocks, the purchase or sale of put or call options, spreads, straddles and/or combinations on equities or indexes, and the use of short-term or day trading strategies.

Other: Please specify.

TAX CERTIFICATION FOR U.S. PERSONS OR NON-U.S. PERSONS

1.	IRS Form W-9 for U.S. Persons and Entities (see attached)

2.	IRS Form W-8BEN for Non-U.S. Persons (see attached)

3.	IRS Form W-8BEN-E for Non-U.S. Entities (see attached)

EXHIBIT A

[***]